Exhibit 99.1
Slides used in connection with the Company's May 14, 2009 financial presentation to Sandler O'Neill + Partners, L.P.

STATE BANCORP, INC.

Investor Presentation

May 14, 2009

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Executive Management Team

THOMAS O'BRIEN (STBC 2006)
President & CEO

BRIAN K. FINNERAN (STBC 1990)
Chief Financial Officer

FREDERICK C. BRAUN (STBC 1991)
Senior Loan Officer

PATRICIA M. SCHAUBECK (STBC 2007)
General Counsel

ROBERT KRAMER (STBC 2008)
Chief Credit Officer

ANTHONY MORRIS (STBC 2007)
Chief Marketing & Corporate Planning Officer

JOHN MCCAFFERY (STBC 2008)
Treasurer

STATE BANCORP, INC.

The Year in Review

- Leasing subsidiary sale completed
- Dissolved Delaware subsidiary to remove operational complexity in balance sheet management
- Continued expense reduction initiatives resulting in improved operating efficiency ratio
- Aligned compensation programs to correspond with our culture of accountability and ownership
- Re-organized Commercial Lending into specialty teams clearly focused on Corporate, Commercial Real Estate and Small Business Lending
- Began process of renovating and enhancing our branch facilities and signage

Financial Performance

State Bancorp, Inc.

Net Income

2004 - 2008



In Millions
$15
$10
$5
$0
-$5
-$10
-$15
-$20
-$25
-$30
-$35
-$40
13.4
(36.5)
11.5
6.2
1.8
2004
2005
2006
2007
2008

1Q08 & 1Q09



In Millions
$15
$10
$5
$0
-$5
-$10
3.0
(5.1)
1Q 2008
1Q 2009

State Bancorp, Inc.

Revenue


2004 - 2008
1Q08 & 1Q09
$70
$60
$50
$40
$30
$20
$10
$0
-$10
In Millions
7.0
57.2
5.8
58.5
5.7
62.2
5.4
60.2
0.4
62.9
2004
2005
2006
2007
2008
1.5
15.6
15.3
(2.7)
1Q 2008
1Q 2009
Non-Interest Income
Net Interest Income

STATE BANCORP, INC.

Revenue: Non-Interest Income (Non-GAAP)

(excluding Securities Gains and Losses)

2004 - 2008



$7
$6
$5
$4
$3
$2
$1
$0
In Millions
4.9
4.9
5.8
5.6
6.5
2004
2005
2006
2007
2008

1Q08- 1Q09



$7
$6
$5
$4
$3
$2
$1
$0
In Millions
1.5
1.1
1Q 08
1Q09

STATE BANCORP, INC.

Compensation Expenses & Staff Count (Non-GAAP)



500
400
300
200
100
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
345
368
371
344
295
297
23.9
26.4
27.1
30.4
22.9
21.3
2004
2005
2006
2007
2008
2009 *
Period End Staff Count
Total Operating Expenses

* 2009 Expenses are Annualized (Non-GAAP)

STATE BANCORP, INC.

Loans and Leases

Period - End



$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
34.8
743.4
49.2
842.9
62.6
921.1
66.5
974.5
1,122.5
1,121.3
2004
2005
2006
2007
2008
2009
Leasing Subsidiary
State Bank

STATE BANCORP, INC.

Deposits


Period - End
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
1,269.6
23%
52%
25%
1,411.6
24%
49%
27%
1,566.2
20%
40%
40%
1,329.9
25%
43%
32%
1,481.0
24%
41%
35%
1,307.3
25%
41%
34%
2004
2005
2006
2007
2008
2009
Demand
Savings
Time

STATE BANCORP, INC.

Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2004
2005
2006
2007
2008
2009

STATE BANCORP, INC.

Income Statement Comparison (Non-GAAP)

For the Fiscal Years Ended December 31, 2008
and December 31, 2007
(In thousands)

	2008	2007	% Change
Net Interest Income	$ 62,870	$ 60,165	4%
Non-Interest Income (non-GAAP)*	$ 6,520	$ 5,594	17%
Total Income (non-GAAP)*	**$ 69,390**	**$ 65,759**	**6%**
Operating Expenses (non-GAAP)	$ 43,751	$ 49,522	-12%
Goodwill Impairment	$ -	$ 2,391	-100%
Total Expenses	**$ 43,751**	**$ 51,913**	**-16%**
Pre-Tax Income before Loan Loss Provision & Securities Losses (non-GAAP)	**$ 25,639**	**$ 13,846**	**85%**
Loan Loss Provision & Securities Losses (non-GAAP)	**$ 23,381**	**$ 4,681**	**399%**
Income Before Taxes	**$ 2,258**	**$ 9,165**	**-75%**

* Excluding securities losses of $(6,155) and $(219) in 2008 and 2007 respectively

STATE BANCORP, INC.

Income Statement Comparison (Non-GAAP)

For the Fiscal Years Ended March 31, 2009
and March 31, 2008
($ In thousands)

	1Q 2009	1Q 2008	% Change
Net Interest Income	$ 15,280	$ 15,561	-2%
Non-Interest Income (non-GAAP)*	$ 1,062	$ 1,510	-30%
Total Income (non-GAAP)*	**$ 16,342**	**$ 17,071**	**-4%**
Operating Expenses	$ 10,162	$ 11,130	-9%
Pre-Tax Income before Loan Loss Provision & Securities Losses (non-GAAP)	**$ 6,180**	**$ 5,941**	**4%**
Loan Loss Provision & Securities Losses (non-GAAP)	**$ 13,766**	**$ 1,609**	**756%**
Income Before Taxes	**$ (7,586)**	**$ 4,332**	**N/M**

* Excluding securities losses of $(3,766) in 2009 and securities gains of $9 in 2008

Asset Quality

Total Loan Portfolio as of 3/31/09
$1.1 Billion

Total Non-Performing Loans as of 3/31/09
$28.5 Million


4%
45%
Real Estate - Residential Construction
Other

State Bancorp, Inc.

Allowance for Loan Losses Reconciliation

	Full Year 2008	1Q 2009
Beginning Balance	$14,705	$18,668
Adjustment due to Leasing Company Sale	(2,002)	0
Provision for Loan Losses	17,226	10,000
Net Charge-Offs	(11,261)	(2,771)
Ending Balance	**$18,668**	**$25,897**
Total Non-performing Assets*	$16,075	$28,479
Loans Held for Sale*	$5,322	$12,655
Allowance as a % of Total Loans*	1.66%	2.31%
Allowance as a % of Non-performing Assets*	116%	91%
Allowance as a % of Non-performing Assets Less Loans held for Sale*	174%	164%

* At Period End

TPREF III

($ in thousands)		
Original Deal Size		$354,070
Called		51,070
Defaults		19,250
Current Balance		283,750
Current Deferrals:		
Vineyard National Bank	5,000	
FBOP Corporation	17,500	
BankAtlantic	15,000	
Total Current Deferrals		37,500
Amount Remaining if Deferrals Default		246,250
Additional defaults required for principal loss		$18,400
Other Notable Banks in Deal		
Dearborn Bancorp	10,000	
ETB Holdings (E*Trade)	15,000	

Original Principal (2004)	$10,000
OTTI Write-Down (4Q 2008)	(5,175)
OTTI Write-Down (1Q 2009)	(4,000)
Current Book Value *	**$825**

* *No missed payments to date.*

Ratings Events – Moody's	
At issue	A2
9/16/08	Baa3
11/12/08	B2
3/27/09	Ca

Given current defaults and deferrals AND the additional defaults required to experience a principal loss. Management decided it would not hold this bond until its value recovered

Capital and Dividends

STATE BANCORP, INC.

Capital


16%
14%
12%
10%
8%
6%
4%
2%
0%
Total Capital / Risk-Weighted Assets
Tangible Common Equity Ratio
1Q 2Q 3Q 4Q
2004
1Q 2Q 3Q 4Q
2005
1Q 2Q 3Q 4Q
2006
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q
2009

State Bancorp, Inc.

Tangible Common Equity Stress Projection

(March 31, 2009 – March 31, 2011)



160
140
120
100
80
60
40
20
0
6.99%
5.04%
Charge offs assuming "More Adverse" stress scenario used by Treasury
3/31/2009
Operating Earnings
Provision @ $12MM Per Year
Stress Case Charge Offs @ 7%
3/31/2011 TCE (Pre-Dividend)
Pre Tax
56.0
24.0
79.1

Building Our Business

Building Our Business

- Increase both our lending and deposit portfolios through the attraction of new and vibrant clients
- Carefully manage and monitor our loan portfolio working aggressively to mitigate existing risk
- Attract, develop, and retain highly experienced business banking professionals
- Improve processing efficiencies and customer service delivery through enhanced technology infrastructure
- Build business by strengthening client relationships
- Continue process of renovating Bank branches to reflect new brand identity
- Strategically broaden brand messaging through selected media channels

STATE BANCORP, INC.

Summary

We Are Well Positioned To Face Future Challenges And Capitalize On Opportunities As We:

- Reduce unacceptable complexity and risks in our business
- Maintain an aggressive approach to handling higher risk credits
- Continue improvement of operating efficiencies
- Continue prudent management of balance sheet and capital levels
- Employ a highly competent team of business banking professionals who develop and maintain strong client connections
- Align employees' interests with stockholders through compensation programs including ESOP
- Continue to increase corporate visibility

Questions
&
Discussion